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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                           CAS MEDICAL SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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SEC 1913 (3-99)
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

                            CAS MEDICAL SYSTEMS, INC.
                         TECHNOLOGY APPLIED TO MEDICINE


                             44 East Industrial Road
                           Branford, Connecticut 06405


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 2, 2004


TO THE STOCKHOLDERS OF CAS MEDICAL SYSTEMS, INC.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CAS MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, June 2, 2004, at 10:00 a.m., Eastern Daylight Time, at the offices of the Company, 44 East Industrial Road, Branford, Connecticut 06405, for the following purposes:

          (1) To elect four directors of the Company, each for a term of one year;

          (2)  To approve the CAS Medical Systems, Inc. 2003 Equity Incentive
               Plan;

          (3) To approve the CAS Medical Systems, Inc. Employee Stock Purchase Plan;

          (4) To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company's fiscal year ending December 31, 2004;

          (5) To transact such other business as may properly come before the annual meeting.

          Only stockholders of record at the close of business on April 16, 2004 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

                                             By Order of the Board of Directors



                                             Jeffery A. Baird
                                             Secretary

Branford, Connecticut
April 22, 2004


If you do not plan to attend the annual meeting to vote your shares, please complete, date, sign and promptly mail the enclosed proxy card in the return envelope provided. No postage is necessary if mailed in the United States. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting may withdraw their proxies and vote in person.

                            CAS MEDICAL SYSTEMS, INC.
                             44 East Industrial Road
                           Branford, Connecticut 06405

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CAS Medical Systems, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Wednesday, June 2, 2004, at 10:00 a.m. Eastern Daylight Time, at the offices of the Company, 44 East Industrial Road, Branford, Connecticut 06405, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

          This Proxy Statement, Notice of Annual Meeting and accompanying proxy card are first being mailed to stockholders on or about April 22, 2004.

                                     GENERAL

          Proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by the person executing such proxy or, in the absence of specific instructions, will be voted in favor of election to the Board of Directors of the four (4) candidates nominated by the board and in favor of the other proposals indicated on the proxy. Management does not know of any other matter which may be brought before the Meeting, but in the event that any other matter should properly come before the Meeting or any nominee should not be available for election, the persons named as proxies will have authority to vote all proxies not marked to the contrary in their discretion as they deem advisable. Any stockholder may revoke his or her proxy at any time before the Meeting by written notice to such effect received by the Company at the address shown above, Attention: Corporate Secretary, by delivery of a subsequently dated proxy, or by attending the Meeting and voting in person.

          The Common Stock is the only class of security entitled to vote at the meeting, each share being entitled to one vote. The total number of shares of Common Stock outstanding as of April 16, 2004, the record date established by the Company's Board of Directors for stockholders entitled to notice of the Meeting and to vote at the Meeting, were 9,756,073. A majority of the issued and outstanding shares of Common Stock, or 4,878,037 shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present and voting at the Meeting is required to approve each of the matters presented.

          A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder at the Company's offices, 44 East Industrial Road, Branford, Connecticut 06405, for a period of ten days prior to the Meeting and at the Meeting itself.

          Proxies will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, the Company's officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, e-mail, facsimile, or in person to request that proxies be furnished. The Company will pay all expenses incurred in connection with this solicitation.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information as to the beneficial ownership of each person who is not a director or executive officer, known to the Company to own more than 5% of the outstanding Common Stock as of April 16, 2004:

Name and Address of                         Amount and Nature of      Percentage
Beneficial Owner or Identity of Group      Beneficial Ownership (1)    of Class
--------------------------------------------------------------------------------
Haulbowline, Ltd.                                 1,451,000              14.9%
c/o The Bank of Bermuda Limited
6 Front Street
P.O. Box HM 1020 Hamilton HMDX, Bermuda

J. Sanford Davis                                  1,015,500              10.4%
14 Longview Terrace
Madison, CT  06443

Estate of Myron L. Cohen, Ph.D.                     855,453               8.8%
401 Three Corners Road
Guilford, CT  06437

Estate of Garry Evans                               500,000               5.1%
Weybridge, Surrey
United Kingdom

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

          The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of April 16, 2004 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein and the current directors and executive officers of the Company as a group.

                                            Amount and Nature of      Percentage
Name                                      Beneficial Ownership (1)     of Class
--------------------------------------------------------------------------------
Louis P. Scheps                                 1,223,325 (2)            11.5%
Lawrence S. Burstein                              259,375 (3)             2.6%
Jerome Baron                                      231,700 (4)             2.3%
Saul S. Milles, M.D.                               67,500 (5)             0.7%
All officers and directors as
  a group (6 persons)                           1,834,400 (6)            16.5%
--------------------
(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, the persons named herein have sole voting and dispositive power with respect to the shares beneficially owned.
(2) Includes warrants to purchase 819,000 shares and options to purchase 50,000 shares.
(3) Includes warrants to purchase 157,500 shares. Also includes 92,500 shares held in Mr. Burstein's IRA rollover account and 9,375 shares owned directly and indirectly by a family member.
(4)  Includes warrants to purchase 207,500 shares.
(5)  Consists of Common Stock underlying warrants to purchase 67,500 shares.
(6) Includes warrants to purchase 1,251,500 shares and stock options to purchase 100,000 shares.

                         ITEM 1 - ELECTION OF DIRECTORS

          Four Directors are to be elected at the Meeting to serve for a term of one year or until their respective successors are duly elected and qualify. The shares represented by the proxies will be voted in favor of the election as Directors of the persons named below unless authority to do so is withheld. If any nominee is not a candidate for election at the Meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee and the others named below.

LOUIS P. SCHEPS   -   DIRECTOR SINCE 1990

          Mr. Scheps, 72, was appointed President and CEO of the Company in September 1990. He had held the position of Director of Manufacturing since 1986. Prior thereto, Mr. Scheps was employed by Posi-Seal International as Vice President from 1969 to 1985. Mr. Scheps received his engineering degree from Purdue University and his business education from the GE Management Program.

LAWRENCE S. BURSTEIN   -   DIRECTOR SINCE 1985

          Mr. Burstein, 61, has been president and principal stockholder of Unity Venture Capital Associates, Ltd. since March 1996. Prior thereto he was president, a director and principal stockholder of Trinity Capital Corporation since October 1982. Mr. Burstein is a director of four other public companies:
THQ, Inc., a manufacturer of video game cartridges, Medical Nutrition USA, Inc., a company that markets nutritional supplements; I.D. Systems, Inc., which designs, develops and produces a wireless monitoring and tracking system and Traffix, Inc., which is principally an internet direct marketing company. Mr. Burstein received an L.L.B. from Columbia Law School.

JEROME S. BARON   -   DIRECTOR SINCE 1986

          Mr. Baron, 77, has been in the securities industry since 1944. He was a Vice President in the International Department at Loeb Rhoades & Company, a Partner at Andreson & Company, and Chairman and Chief Executive Officer of Foster Securities, Inc., which he founded in 1974. In 1977, Foster Securities merged with Brean Murray Securities Inc. Mr. Baron is Vice-Chairman of Brean Murray and Company, Inc. He is a Director of Haulbowline Ltd., a private offshore company. He attended Kings Point Merchant Marine Academy and Pace University.

SAUL S. MILLES, M.D.   -   DIRECTOR SINCE 1991

          Dr. Milles, 73, served as Medical Director of the General Electric Company from 1984 to 1998. Prior to that, he was in active medical practice in New Haven, Connecticut, as an internist and gastroenterologist from 1961 to 1984. He had served as Attending Physician at the Yale Medical Center and had been appointed a Clinical Associate Professor of Medicine at the Yale Medical School, as well as President of the Medical staff. He has been involved in issues related to medical ethics, health screening and employment of the handicapped. Dr. Milles was active in developing policies for smoking abatement and substance abuse treatment. He has served as an advisor to the Office of Technology Assessment of the U.S. Congress. Dr. Milles attended Cornell University and received his M.D. degree from the University of Rochester. He received post-graduate medical education at Yale Medical Center.

MEETINGS OF THE BOARD OF DIRECTORS

          During the Company's fiscal year ended December 31, 2003, the Board of Directors held three meetings and acted three times by unanimous written consent. Each director attended at least 75% of the meetings of the Board of Directors held and of all committees of the Board of Directors on which he served while he was director or a member of a committee of the Board of Directors.

          We have not established a formal policy regarding director attendance at our annual meetings of stockholders, but our directors generally do attend the annual meeting. The Board of Directors holds one of its regular meetings in conjunction with the annual meeting of stockholders. Accordingly, unless one or more members of the Board are unable to attend, all members of the Board are present for the annual meeting. All of the four members of the Board at the time of the Company's 2003 annual meeting of stockholders attended that meeting.

COMMITTEES OF THE BOARD

          The Board has standing Compensation and Audit Committees.

          Compensation Committee. The Compensation Committee, composed of Messrs. Burstein, Baron and Dr. Milles, met three times during the year ended December 31, 2003. Its functions are to review the Company's general compensation strategy; establish salaries and review benefit programs, and certain other compensation plans; administer our equity compensation plans; and approve certain employment contracts.

          Audit Committee. The Audit Committee, composed of Messrs. Burstein, Baron and Dr. Milles, met four times during the year ended December 31, 2003. Its primary responsibilities are to insure directors, regulators and shareholders that the Company's financial accounting and reporting practices and its business controls are adequate and effective and that the Company is complying with applicable related rules and regulations. The Audit Committee is directly responsible for the appointment, compensation and oversight of the audit and related work of our independent auditors. The Audit Committee reviews the degree of their independence; approves the scope of the audit engagement, including the cost of the audit; approves any non-audit services rendered by the auditors and the fees for these services; reviews with the auditors and management our policies and procedures with respect to internal accounting and financial controls and, upon completion of an audit, the results of the audit engagement; and reviews internal accounting and auditing procedures with our financial staff and the extent to which recommendations made by the independent auditors have been implemented.

          The Audit Committee does not have a written charter. All members of the Audit Committee are independent as defined in the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that Messrs Baron and Burstein are each an "audit committee financial expert" as that term is defined in Item 401(e) of Regulation S-B of the Securities and Exchange Commission.

NOMINATION OF DIRECTORS

          Due to the small size of the Company's Board of Directors, the Board of Directors determined that it is appropriate for the full Board to act with respect to director nomination matters. Three of the four Board members are independent as set forth in the rules of the Nasdaq Stock Market. The full Board has adopted specifications applicable to members of the Board of Directors, and nominees for the Board of Directors recommended by the Board of Directors must meet these specifications. The specifications provide that a candidate for director should:

          o Have a reputation for industry, integrity, honesty, candor, fairness and discretion;

          o Be an acknowledged expert in his or her chosen field of endeavor, which area of expertise should have some relevance to our businesses;

          o Be knowledgeable, or willing and able to become so quickly, in the critical aspects of our businesses and operations; and

          o Be experienced and skillful in serving as a competent overseer of, and trusted advisor to, senior management of a publicly held corporation.

          In addition, nominees for the Board of Directors should contribute to the mix of skills, core competencies and qualifications of the Board through expertise in one or more of the following areas: accounting and finance, the healthcare industry, international business, mergers and acquisitions, leadership, business and management, strategic planning, government relations, investor relations, executive leadership development, and executive compensation.

          The Board of Directors will consider nominees recommended by stockholders for election at the 2005 Annual Meeting of Stockholders that are submitted prior to the end of 2004 to our Secretary at CAS Medical Systems' offices, 44 East Industrial Road, Branford, Connecticut 06405. Any recommendation must be in writing and must include a detailed description of the business experience and other qualifications of the recommended nominee as well as the signed consent of the nominee to serve if nominated and elected, so that the candidate may be properly considered. All stockholder recommendations will be reviewed in the same manner as other potential candidates for Board membership.

          The Board of Directors has not received any nominees for election to the Board from any stockholder or group that has held more than 5% of our Common Stock for a period of one year.

COMMUNICATIONS WITH DIRECTORS

          In order to provide our security holders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. CAS Medical Systems, Inc security holders and other interested persons may communicate with the chairmen of the Company's Board committees or with the non-management directors of the Company as a group by written correspondence to our Secretary. The correspondence should specify which of the foregoing is the intended recipient.

          All communications received in accordance with these procedures will be reviewed initially by our Secretary. He shall relay all such communications to the appropriate director or directors unless he determines that the communication:

          o does not relate to the business or affairs of CAS Medical Systems, Inc. or the functioning or constitution of the Board of Directors or any of its committees;

          o relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

          o is an advertisement or other commercial solicitation or communication;

          o    is frivolous or offensive; or

          o    is otherwise not appropriate for delivery to directors.

          The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

          Our Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

CODE OF ETHICS

Our Board of Directors has approved a Code of Ethics in accordance with the rules of the Securities and Exchange Commission that governs the conduct of each of our senior executive officers, including our principal executive officer, principal operating officer, principal financial officer, principal accounting officer and controller, or persons performing such functions. Our Code of Ethics is maintained on our website at www.casmed.com.



                       COMPENSATION OF EXECUTIVE OFFICERS

          The following table sets forth information concerning the compensation during the last three fiscal years of the chief executive officer of the Company (hereinafter referred to as the "named executive officer"). No other executive officer of the Company was paid in excess of $100,000 during 2003.

                           SUMMARY COMPENSATION TABLE

                        Annual Compensation            Number of
                                                       Warrants       All Other
Position          Year       Salary        Bonus     Options/SARs   Compensation
--------------------------------------------------------------------------------
Louis P. Scheps   2003     $ 219,855     $      0            0        $ 5,090
  President/CEO   2002       215,330            0       50,000          4,600
                  2001       215,303       50,000            0          4,175

          There were no grants of stock options made during the year ended December 31, 2003 to the named executive officer.


      AGGREGATED WARRANTS/OPTIONS EXERCISED IN LAST FISCAL YEAR AND FY-END
                             WARRANTS/OPTIONS VALUES


                        Number of Unexercised           Value of Unexercised
                         Warrants/Options at           in-the-Money Options at
                          December 31, 2003             December 31, 2003 (1)

Name                 Exercisable   Unexercisable     Exercisable   Unexercisable
--------------------------------------------------------------------------------
Louis P. Scheps        869,000        100,000         $905,805        $40,000
  President and CEO

(1) Computation based upon the difference between the closing price of the Company's Common Stock on December 31, 2003 ($1.40) and the exercise price.

No stock options or warrants were exercised by the named executive officer during 2003.

EMPLOYMENT CONTRACTS AND TERMINATION BENEFITS

          The Company and Mr. Scheps have entered into an employment agreement pursuant to which Mr. Scheps serves as President and Chief Executive Officer of the Company. As of September 1, 2003, the employment agreement was amended (as amended, the "Employment Agreement") to extend its term through August 31, 2004 and provide for a base salary of $250,000 per year. The Employment Agreement also provides that if a "Change of Control" (as defined below) occurs, and upon such Change of Control occurring, the Employment Agreement is not extended for a period of at least one year following the stated termination date of the Employment Agreement, then Mr. Scheps shall be paid a lump sum of $250,000 on such stated termination date. "Change of Control" is defined in the Employment Agreement to mean (i) a sale of all or substantially all of the Company's assets, (ii) a merger involving the Company in which the Company is not the survivor and the Company's stockholders prior to the merger control less than fifty percent of the voting stock of the surviving entity, (iii) a sale by the Company's stockholders to an acquiror or acquirors acting in concert of more than a majority of the then outstanding stock of the Company owned by the Company's stockholders, or (iv) any event similar to any of the foregoing. During October 1998, Mr. Scheps was granted a warrant to purchase 100,000 shares of the Company Common Stock at an exercise price of $1.00 per share. This warrant is exercisable solely in the event of a Change of Control.


COMPENSATION OF DIRECTORS

          During 2003, the Company paid an annual fee of $10,000 to each of the Directors, other than those also serving as officers, and paid no other fee for attendance at the meetings.

                                   MANAGEMENT

EXECUTIVE OFFICERS

          The following table sets forth the names and positions of the executive officers of the Company:

          Name                   Position
          ----------------------------------------------------------------------
          Louis P. Scheps        President, Chairman of the Board, and Chief
                                 Executive Officer
          Jeffery A. Baird       Chief Financial Officer & Secretary
          Andrew E. Kersey       Chief Operating Officer

          Louis P. Scheps, 72, was appointed President and CEO of the Company in September 1990. He had held the position of Director of Manufacturing since 1986. Prior thereto, Mr. Scheps was employed by Posi-Seal International as Vice President from 1969 to 1985. Mr. Scheps received his engineering degree from Purdue University and his business education from the GE Management Program.

          Jeffery A. Baird, 50, joined the Company during January 2004. From April 2003 to December 2003, Mr. Baird was CFO of QDx, Inc., a startup venture engaged in the development of novel medical diagnostic products. Mr. Baird was employed by Novametrix Medical Systems, Inc. from 1988 to 2002 and held various positions including Controller, Treasurer and CFO. Prior to joining Novametrix, Mr. Baird was employed by Philips Medical Systems, Inc., a medical diagnostic imaging company.

          Andrew E. Kersey, 43, was named Chief Operating Officer during January 2004. Prior to that date, Mr. Kersey held the position of Director of Engineering since joining the Company during October 2001. Mr. Kersey was employed by Novametrix Medical Systems as OEM Engineering Manager between 1997 and 2001 and between 1985 and 1996 in various engineering capacities. From 1996 to 1997, Mr. Kersey was employed by Corometrix Medical Systems, a division of GE Marquette Medical as Engineering Manager.


SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

          Based upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 2003 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.


                 ITEM 2 - APPROVE THE 2003 EQUITY INCENTIVE PLAN

         In October 2003, the board of directors adopted the CAS Medical Systems, Inc. 2003 Equity Incentive Plan (referred to as the Incentive Plan). The following summary of certain important features of the Incentive Plan is qualified by reference to the complete text of the Incentive Plan which is attached to this proxy statement as Exhibit A.

Purposes. The purposes of the Incentive Plan are:

          o to make available to our key employees and directors, certain compensatory arrangements related to the growth in value of our common stock so as to generate an increased incentive to contribute to our future financial success and prosperity,

          o to enhance our ability to attract and retain exceptionally qualified individuals whose efforts can affect our financial growth and profitability, and

          o align generally the interests of our key employees and directors with the interests of our stockholders.

Principal Features of the Incentive Plan. Awards that may be granted under the Incentive Plan include options, restricted stock and restricted stock units, dividend equivalents, and other stock-based awards (which we refer to collectively as Awards).

Administration of Incentive Plan. Our Compensation Committee, consisting of directors chosen by our board of directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and each of whom are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code will, among other things, administer the Incentive Plan, and will determine which of our employees, officers and directors (whom we refer to collectively as Eligible Employees) will receive Awards and the terms and conditions of these Awards. The number of Eligible Employees who may receive Awards under the Incentive Plan will likely vary from year to year.

Shares Available for Issuance. The maximum number of shares of our common stock that may be available under the Incentive Plan is 1,000,000 shares. In addition, the number of shares of our common stock delivered under the Incentive Plan with respect to Awards of restricted stock and restricted stock units shall not exceed 250,000 shares. It is expected that our shares delivered under the Incentive Plan will be authorized but unissued shares or shares that we have reacquired. Shares of our common stock subject to Awards that are forfeited, terminated, canceled or settled without the delivery of our common stock under the Incentive Plan will again be available for Awards under the Incentive Plan. Also, (x) shares tendered to us in satisfaction or partial satisfaction of the exercise price of any Award under the Incentive Plan and (y) remittances from option exercises used to repurchase shares of our common stock on the open market will increase the number of shares available for delivery pursuant to Awards granted under the Incentive Plan. In addition, any shares of our common stock underlying Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by us, or with which we combine (which we refer to as Substitute Awards) shall not be counted against the shares available for delivery under the Incentive Plan.

Adjustments. If a fundamental corporate event occurs, our Compensation Committee may, as it deems appropriate, adjust the number and kind of our shares that may be delivered under the Incentive Plan in the future and the number and kind of shares and the grant, exercise or conversion price, if applicable, under all outstanding Awards to preserve, or to prevent the enlargement of, the benefits made available under the Incentive Plan. Cash payments may also be made.

GRANTS UNDER THE INCENTIVE PLAN

Stock Options. Our Compensation Committee may grant options under the Incentive Plan in the form of non-statutory stock options (which we refer to as NSOs) and incentive stock options (which we refer to as ISOs). These options may contain any terms that our Compensation Committee determines. The exercise price shall not be less than 100% of the fair market value on the date of grant. Our Compensation Committee shall have the discretion to determine the terms and conditions upon which options shall be exercisable.

Restricted Stock and Restricted Stock Units. Our Compensation Committee may grant an Eligible Employee restricted stock units which provide a contractual right to receive shares of our common stock or cash based on the fair market value of the related shares at the end of a restricted period determined by our Compensation Committee, which restricted period is generally expected to be three years or more. Our Compensation Committee also may grant shares of restricted stock that are nontransferable and subject to substantial risk of forfeiture during the applicable restricted period. Our Compensation Committee shall have the discretion to provide that Awards of restricted stock and restricted stock units will vest, if at all, upon the (i) employee's continued employment during the relevant restricted period as determined by our Compensation Committee and/or (ii) attainment or partial attainment of performance objectives determined by our Compensation Committee. In general, an employee who has been granted restricted stock, the vesting restrictions of which relate solely to the passage of time and continued employment, will from the date of grant have the benefits of ownership in respect of such shares, including the right to receive dividends and other distributions thereon, subject to the restrictions set forth in the Incentive Plan and in the instrument evidencing such Award. With respect to any performance period, no Eligible Employee may be granted Awards of incentive stock or incentive units which vest upon the achievement of performance objectives in respect of more than 750,000 shares of our common stock or, if such Awards are settled in cash, the fair market value of such shares determined at the time of payment (each subject to adjustment as described above).

          With respect to any Award of restricted stock or restricted stock units made to one of our Eligible Employees that our Compensation Committee determines will vest based on the achievement of performance objectives, such performance objectives shall relate to at least one of the following criteria, which may be determined solely by reference to our performance or the performance of a subsidiary or an affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income;
(ii) earnings before income taxes; (iii) earnings per share; (iv) return on shareholders' equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) revenue growth; (viii) earnings growth; (ix) total shareholder return; (x) cash flow; (xi) return on assets;
(xii) pretax operating income; (xiii) net economic profit (operating earnings minus a charge for capital); (xiv) customer satisfaction; (xv) provider satisfaction; (xvi) employee satisfaction; (xvii) strategic innovation; or (xviii) any combination of the foregoing.

Other Stock-Based Awards. The Incentive Plan also authorizes our Compensation Committee to grant other stock-based awards to Eligible Employees.

Dividends and Dividend Equivalents. Our Compensation Committee may provide that any Award shall include dividends or dividend equivalents, payable in cash or deemed reinvested in our common stock.

Limitation on Awards. No Eligible Employee may be granted Awards covering more than 750,000 shares of our common stock in respect of any two year period in which the Incentive Plan is in effect (subject to adjustment as described above).

Effect of Awards on Termination of Employment. Our Compensation Committee generally has broad discretion as to the specific terms and conditions of each Award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement or other termination of employment of the Eligible Employee.

Change of Control. All Awards vest in full upon a change in control of the Company (as such term is defined in the Incentive Plan).

Award Agreement. The terms of each Award are to be evidenced by a written instrument delivered to the Eligible Employee.

Transferability. Unless our Compensation Committee expressly permits transfers for the benefit of charity or of members of the Eligible Employee's immediate family or trust or similar vehicle for their benefit, Awards under the Incentive Plan may not be assigned or transferred except by will or the laws of descent and distribution.

Amendment or Termination. Our board of directors may terminate or suspend the Incentive Plan at any time, but the termination or suspension will not adversely affect any Awards then outstanding under the Incentive Plan. Unless previously terminated by action of the board, no Award may be granted under the Incentive Plan after the tenth anniversary of the date the Incentive Plan was approved by the Board of Directors. The Incentive Plan may be amended or terminated at any time by our board of directors, except that no amendment may be made without stockholder approval if our Compensation Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16 of the Securities Exchange Act of 1934, for which or with which our Compensation Committee determines that it is desirable to qualify or comply. Our Compensation Committee may amend the term of the Award granted, retroactively or prospectively, but no amendment may adversely affect any Award without the holder's consent.

Certain Federal Income Tax Consequences. The options described above are intended to comply with the requirements of the Internal Revenue Code regarding the deductibility of certain performance based compensation. Under currently applicable federal income tax law, an Eligible Employee will receive no taxable income upon the grant of an NSO or an ISO. When an Eligible Employee exercises an NSO, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be ordinary income to the Eligible Employee and his or her employer generally will be allowed a federal income tax deduction in the same amount. When an Eligible Employee exercises an ISO while employed or within three months after termination of employment (one year for disability), no income will be recognized upon exercise of the ISO. However, the favorable regular tax treatment that applies to an ISO doesn't apply for alternative minimum tax (AMT) purposes. An Eligible Employee who exercises an ISO will generally recognize AMT income in the year of exercise in an amount equal to the excess of the fair market value of the stock on the exercise date over the exercise price (unless the stock acquired through exercise of the ISO is disposed of in the same tax year). If the Eligible Employee holds shares acquired for at least one year after exercise and two years after the grant of the ISO, the excess of the amount realized upon disposition of the shares over the exercise price paid is treated as long-term capital gain for the Eligible Employee and the Eligible Employee's employer is not allowed a federal income tax deduction. A sale or other exchange of the underlying stock before the end of either of the required holding periods will be a "disqualifying disposition" which will generally result in the Eligible Employee being taxed on the gain derived from the exercise of an ISO as though it were an NSO and the Eligible Employee's employer generally will be allowed a federal income tax deduction in the same amount. Special rules apply if the exercise price is paid in shares.

New Plan Benefits. The amount or type of grants that will be allocated to or received by any person or group of persons cannot be determined at this time.

Securities Authorized for Issuance Under Equity Compensation Plans. The following table provides information regarding our equity compensation plans as of December 31, 2003:

                      Number of securities
                        to be issued upon       Weighted-average        Number of securities
                           exercise of          exercise price of      remaining available for
                       outstanding options     outstanding options      future issuance under
Plan Category             and warrants            and warrants        equity compensation plans
----------------------------------------------------------------------------------------------
Equity compensation
  plans approved by
  security holders           693,800                 $0.63                        0

Equity compensation
  plans not approved
  by security holders      1,464,000                 $0.51                        0
                           ---------                 -----

Total                      2,157,800                 $0.55                        0
                           =========                 =====

          The equity compensation plans not approved by security holders consist of warrants granted to employees (including officers) and directors of the Company as compensation for services rendered to the Company. These warrants have no specific expiration date and have an exercise price range of $0.31 to $1.00. Equity compensation plans approved by security holders consist of Incentive Stock Options granted under the 1994 Employees' Incentive Stock Option Plan. The Plan expired on December 31, 2003 and, as such, there are no further options available for issuance.

          The Board of Directors recommends that stockholders vote "FOR" the approval of the 2003 Equity Incentive Plan.


                ITEM 3 - APPROVE THE EMPLOYEE STOCK PURCHASE PLAN

          In February 2004, the Board of Directors adopted the CAS Medical Systems, Inc. Employee Stock Purchase Plan (referred to as the Stock

Purchase Plan). The following summary of certain important features of the Stock Purchase Plan is qualified by reference to the complete text of the Stock Purchase Plan which is attached to this proxy statement as Exhibit B.

Purposes. The purposes of the Stock Purchase Plan are:

          o to provide our employees with the opportunity to participate in a payroll-deduction based employee stock purchase program thereby generating an increased incentive to contribute to our future financial success and prosperity,

          o to enhance our ability to attract and retain exceptionally qualified individuals whose efforts can affect our financial growth and profitability, and

          o align generally the interests of our employees with the interests of our stockholders.


Principal Features of the Stock Purchase Plan The Stock Purchase Plan is intended to be a qualified employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended. Eligible employees participate in the Stock Purchase Plan through payroll deductions. Two offering periods shall commence in each calendar year - January 1st and July 1st, each offering period six months in length. For each offering period, the last business day of the term of the offering period shall be the date of exercise ("the Purchase Date") unless the Committee otherwise determines. For each offering, the purchase price per share of stock will be the lower of the average of the high and low price of the Common Stock as traded on the OTC Bulletin Board on the Offering Date or the Purchase date, less a 15% discount. The Compensation Committee of the Board of Directors may, in its discretion, in advance of an offering period reduce the discount applicable to the offering. Each eligible employee is limited to the purchase of 1,500 shares per offering period and $25,000 of common stock per year based upon the fair market value of the shares determined at the time the purchase is granted. Further, eligible employees who would own 5% or more of the total combined voting power or value of all classes of stock of the Company immediately after the issuance would not be eligible to participate.

Administration of the Stock Purchase Plan Our Compensation Committee, consisting of directors chosen by our Board of Directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code will, among other things, administer the Stock Purchase Plan.

Shares Available for Issuance. The maximum number of shares of our common stock that may be available under the Stock Purchase Plan is 150,000 shares.

New Plan Benefits. The amount or type of grants that will be allocated to or received by any person or group of persons cannot be determined at this time. The Board of Directors recommends that stockholders vote "FOR" the approval of the Employee Stock Purchase Plan.


           ITEM 4 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

          Unless otherwise instructed, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection by the Company's Board of Directors of PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2004. That firm has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years.

          A representative from PricewaterhouseCoopers LLP is expected to attend the Meeting and will be afforded the opportunity to make a statement or respond to appropriate questions from stockholders or both.

          Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection were ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

          On April 1, 2002, the Board of Directors and the Audit Committee dismissed Arthur Andersen LLP ("Andersen"), as the Company's independent public accountants and on April 17, 2002 engaged PricewaterhouseCoopers LLP to serve as the Company's independent public accountants for the fiscal year 2002.

          Andersen's reports on the Company's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During the year ended December 31, 2001 and through the date of dismissal of Andersen, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(B) of Regulation S-B.

          The Company provided Andersen with a copy of the foregoing disclosures. Andersen provided a letter, dated April 3, 2002, stating its agreement with such statements. During the year ended December 31, 2001 and through the date of the Board's decision, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-B.

          The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year 2004.

REPORT OF THE AUDIT COMMITTEE

          The Audit Committee reviews the CAS Medical Systems financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of its audited financial statements to generally accepted accounting principles.

          In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended December 31, 2003. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from CAS Medical Systems, Inc. and its management. The Audit Committee has also considered whether the independent auditors provision of non-audit services to CAS Medical Systems, Inc. is compatible with the auditor's independence.

          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the fiscal year ended December 31, 2003 be included for filing in CAS Medical Systems, Inc.'s annual report on SEC Form 10-KSB for the year ended December 31, 2003.

                    Audit Committee of the Board of Directors

                                - Jerome Baron
                                - Lawrence Burstein
                                - Saul S. Milles, M.D.
AUDIT FEES

          Aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual consolidated financial statements included in the annual report on Form 10-KSB and the review of interim consolidated financial statements included in quarterly reports on Form 10-QSB and the review and audit of the application of new accounting pronouncements and SEC releases were $90,650 and $71,725 for the years ended December 31, 2003 and 2002, respectively.

TAX FEES

          Aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Company for tax compliance, tax advice and tax planning were $17,600 and $17,050 for the years ended December 31, 2003 and 2002, respectively. These tax related services include primarily federal and state income tax services.

AUDIT-RELATED FEES AND ALL OTHER FEES

          The Company did not incur any audit-related fees or other fees pertaining to services provided by PricewaterhouseCoopers LLP for the years ended December 31, 2003 and 2002.

PRE-APPROVAL POLICIES

          The Audit Committee has adopted a policy under which certain audit, non-audit and tax related services to be performed by the Company's independent auditors are required to be pre-approved by the Audit Committee in order to assure that they do not impair the auditor's independence from the Company. Included in, but not limited to, those pre-approved services are, required interim quarterly reviews; local, state and federal tax compliance, planning, preparation and filing services; due diligence services pertaining to potential business acquisitions and dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit Services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements. All of the audit-related, tax and other services provided by PricewaterhouseCoopers in fiscal year 2003 and related fees were approved in advance by the Audit Committee as the pre-approval policy had not yet been finalized.


                                  OTHER MATTERS

          As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting in accordance with the judgment of the person or persons voting the proxies.


                              STOCKHOLDER PROPOSALS

          Stockholder proposals intended to be presented at the Company's 2005 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8, promulgated under the Exchange Act, must be received at the Company's offices not later than December 20, 2004, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Stockholder proposals submitted outside the process provided in Rule 14a-8 shall be considered untimely in accordance with Rule 14a-5(e) if made after March 7, 2005.

                          -----------------------------

          A COPY OF THE COMPANY'S 2003 ANNUAL REPORT ACCOMPANIES THIS PROXY STATEMENT. ADDITIONAL COPIES OF SUCH REPORT, AS WELL AS COPIES OF THE COMPANY'S FORM 10-KSB, INCLUSIVE OF SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 2003, FILED WITH THE COMMISSION, WILL BE PROVIDED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO JEFFERY BAIRD, CAS MEDICAL SYSTEMS, INC., 44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405.

                                                                       EXHIBIT A
                                                                       ---------

              CAS MEDICAL SYSTEMS, INC. 2003 EQUITY INCENTIVE PLAN
              ----------------------------------------------------

          SECTION 1. PURPOSE.

          The purposes of this CAS Medical Systems, Inc. 2003 Equity Incentive Plan (the "Plan") are (1) to make available to key employees and directors certain compensatory arrangements related to the growth in value of the common stock of the Company so as to generate an increased incentive to contribute to the Company's future financial success and prosperity, (2) to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals whose efforts can affect the financial growth and profitability of the Company, and (3) to align generally the interests of key employees and directors of the Company and its Affiliates with the interests of the Company's stockholders.

          SECTION 2. DEFINITIONS.

          As used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          (b) "Award" shall mean any Option, Restricted Stock Award, Restricted Stock Unit, Dividend Equivalent, Other Stock-Based Award, Performance Award or Substitute Award, granted under the Plan.

          (c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

          (d) "Board of Directors" shall mean the Board of Directors of the Company as it may be composed from time to time.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor code thereto.

          (f) "Committee" shall mean the Board of Directors, excluding any director who is not a "Non-Employee Director" within the meaning of Rule 16b-3, or any such other committee designated by the Board of Directors to administer the Plan, which committee shall be composed of not less than the minimum number of members of the Board of Directors from time to time required by Rule 16b-3 or any applicable law, each of whom is a Non-Employee Director within the meaning of Rule 16b-3.

          (g) "Company" shall mean CAS Medical Systems, Inc., or any successor thereto.

          (h) "Company Service" shall mean any service with the Company or any Affiliate in which the Company have at least a 51% ownership interest.

          (i) "Covered Award" means an Award, other than an Option or other Award with an exercise price per Share not less than the Fair Market Value of a Share on the date of grant of such Award, to a Covered Employee, if it is designated as such by the Committee at the time it is granted. Covered Awards are subject to the provisions of Section 13 of this Plan.

          (j) "Covered Employees" means Participants who are designated by the Committee prior to the grant of an Award who are, or are expected to be at the time taxable income will be realized with respect to the Award, "covered employees" within the meaning of Section 162(m).

          (k) "Dividend Equivalent" shall mean any right granted under Section 6(c) of the Plan.

          (l) "Effective Date" shall mean the date that the Plan was approved by the Board of Directors of the Company.

          (m) "Employee" shall mean any employee or employee director of the Company or of any Affiliate.

          (n) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods, or procedures as shall be established from time to time by the Committee.

          (o) "Incentive Stock Option" or "ISO" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of
Section 422 of the Code, or any successor provision thereto.

          (p) "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

          (q) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          (r) "Other Stock-Based Award" shall mean any Award granted under
Section 6(d) of the Plan.

          (s) "Participant" shall mean an Employee or member of the Board of Directors who is granted an Award under the Plan.

          (t) "Performance Award" shall mean any Award granted hereunder that complies with Section 6(e)(ii) of the Plan.

          (u) "Performance Goals" means one or more objective performance goals, established by the Committee at the time an Award is granted, and based upon the attainment of targets for one or any combination of the following criteria, which may be determined solely by reference to the Company's performance or the performance of a subsidiary or an Affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income;
(ii) earnings before income taxes; (iii) earnings per share; (iv) return on stockholders' equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) revenue growth; (viii) earnings growth; (ix) total stockholder return; (x) cash flow; (xi) return on assets;
(xii) pre-tax operating income; (xiii) net economic profit (operating earnings minus a charge for capital); (xiv) customer satisfaction; (xv) provider satisfaction; (xvi) employee satisfaction; (xvii) strategic innovation; or (xviii) any combination of the foregoing. Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m).

          (v) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

          (w) "Released Securities" shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.

          (x) "Restricted Securities" shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

          (y) "Restricted Stock" shall mean any Share granted under Section 6(b) of the Plan.

          (z) "Restricted Stock Unit" shall mean any right granted under Section 6(b) of the Plan that is denominated in Shares.

          (aa) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended, or any successor rule and the regulation thereto.

          (bb) "Section 162(m)" means Section 162(m) of the Code or any successor thereto, and the Treasury Regulations thereunder.

          (cc) "Share" or "Shares" shall mean share(s) of the common stock of the Company, and such other securities or property as may become the subject of Awards pursuant to the adjustment provisions of Section 4(c).

          (dd) "Substitute Award" shall mean an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines.

          SECTION 3. ADMINISTRATION.

          (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to designate Participants and:

          (i) determine the type or types of Awards to be granted to each Participant under the Plan;

          (ii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

          (iii) determine the terms and conditions of any Award;

          (iv) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or to what extent, and under what circumstances Awards may be canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

          (v) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

          (vi) interpret and administer the Plan and any instrument or agreement relating to the Plan, or any Award made under the Plan, including any Award Agreement;

          (vii) establish, amend, suspend, or reconcile such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

          (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

          (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award, or any Award Agreement, shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any employee of the Company or of any Affiliate.

          (c) The Committee may delegate to one or more executive officers of the Company or to a committee of executive officers of the Company the authority to grant Awards to Employees who are not officers or directors of the Company and to amend, modify, cancel or suspend Awards to such employees, subject to Sections 7 and 9.

          SECTION 4. SHARES AVAILABLE FOR AWARDS.

          (a) Maximum Shares Available. The maximum number of Shares that may be issued to Participants pursuant to Awards under the Plan shall be 1,000,000 Shares (the "Plan Maximum"), subject to adjustment as provided in Section 4(c) below. Only 250,000 Shares may be issued pursuant to Awards of Restricted Stock and Restricted Stock

Units under Section 6(b) of the Plan. Pursuant to any Awards, the Company may in its discretion issue treasury Shares or authorized but previously unissued Shares pursuant to Awards hereunder. For the purpose of accounting for Shares available for Awards under the Plan, the following shall apply:

          (i) Only Shares relating to Awards actually issued or granted hereunder shall be counted against the Plan Maximum. Shares corresponding to Awards that by their terms expired, or that are forfeited, canceled or surrendered to the Company without full consideration paid therefor shall not be counted against the Plan Maximum.

          (ii) Shares that are forfeited by a Participant after issuance, or that are reacquired by the Company after issuance without full consideration paid therefor, shall be deemed to have never been issued under the Plan and accordingly shall not be counted against the Plan Maximum.

          (iii) Awards not denominated in Shares shall be counted against the Plan Maximum in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan.

          (iv) Substitute Awards shall not be counted against the Plan Maximum, and clauses (i) and (ii) of this Section shall not apply to such Awards.

          (v) The maximum number of Shares that may be the subject of Awards made to a single Participant in any two year period shall be 750,000.

          (vi) With respect to any performance period no Participant may be granted Awards of incentive stock or incentive units that vest upon the achievement of performance objectives in respect of more than 750,000 Shares of common stock or, if such Awards are settled in cash, the fair market value thereof determined at the time of payment, each subject to adjustment as provided in
               Section 4(c) below.

          (b) Shares Available for ISOs. The maximum number of Shares for which ISOs may be granted under the Plan shall not exceed the Plan Maximum as defined in Section 4(a) above, subject to adjustment as provided in Section 4(c) below.

          (c) Adjustments to Avoid Dilution. Notwithstanding paragraphs (a) and
(b) above, in the event of a stock or extraordinary cash dividend, split-up or combination of Shares, merger, consolidation, reorganization, recapitalization, or other change in the corporate structure or capitalization affecting the outstanding common stock of the Company, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award, then the Committee may make appropriate adjustments to (i) the number or kind of Shares available for the future granting of Awards hereunder, (ii) the number and type of Shares subject to outstanding Awards, and
(iii) the grant, purchase, or exercise price with respect to any Award; or if it deems such action appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award; provided, however, that with respect to any ISO no such adjustment shall be authorized to the extent that such would cause the ISO to violate Code Section 422 or any successor provision thereto. The determination of the Committee as to the adjustments or payments, if any, to be made shall be conclusive.

          (d) Other Plans. Shares issued under other plans of the Company shall not be counted against the Plan Maximum under the Plan.

          SECTION 5. ELIGIBILITY.

          Any director of the Company or any Employee shall be eligible to be designated a Participant.

          SECTION 6. AWARDS.

          (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

          (i) Exercise Price. The exercise price per Share under an Option shall be determined by the Committee; provided, however, that except in the case of Substitute Awards, no Option granted hereunder may have an exercise price of less than 100% of Fair Market Value of a Share on the date of grant.

          (ii) Times and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; in no event, however, shall the period for exercising an Option extend more than 10 years from the date of grant. The Committee shall also determine the method or methods by which Options may be exercised, and the form or forms (including without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price), in which payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

          (iv) Termination. In the event that a Participant terminates employment or director status or becomes disabled, Options granted hereunder shall be exercisable only as specified below:

               (A) Disability or Death. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, if a Participant becomes disabled or dies, any outstanding Option granted to such a Participant, whether or not full or partial vesting has occurred with respect to such Option at the time of the disability or death, shall be exercisable during the ten (10) year period beginning on the date of grant (or during such shorter period if the original term is less than ten (10) years) even though the disability or death occurs prior to the last day of such option term. Any vesting requirements under the Option shall be deemed to be satisfied as of the date of disability or death.

               (B) Termination for Reasons Other Than Death or Disability. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, if a Participant terminates employment or director status for reasons other than death or disability, any vested, unexercised portion of an Option that is at least partially vested at the time of the termination shall be forfeited in its entirety if not exercised by the Participant within three (3) months of the date of termination of employment or director status, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Any portion of such partially vested Option that is not vested at the time of termination shall be forfeited unless the Committee has in its sole discretion established that a Participant may continue to satisfy the vesting requirements beyond the date of his or her termination of employment or director status. Except as otherwise provided in an employment agreement with a Participant, any outstanding Option granted to a Participant terminating employment or director status other than for death or disability, for which no vesting has occurred at the time of the termination shall be forfeited on the date of termination and the Committee shall have no discretion to extend the exercise period of such Option.

               (C) Sale of Business. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, in the event the "business unit," (defined as a division, subsidiary, unit or other delineation that the Committee in its sole discretion may determine) for which the Participant performs substantially all of his or her services is assigned, sold, outsourced or otherwise transferred, including an asset, stock or joint venture transaction, to an unrelated third party such that after such transaction the Company owns or controls directly or indirectly less than 51% of the business unit, the affected Participant shall become 100% vested in all outstanding Options as of the date of the closing of such transaction, whether or not fully or partially vested, and such Participant shall be entitled to exercise such Options during the three (3) months following the closing of such transaction, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, all Options which are unexercised at the end of such three (3) months shall be automatically forfeited.

               (D) Conditions Imposed on Unvested Options. Notwithstanding the foregoing provisions describing the additional exercise periods for Options upon termination of employment or director status, the Committee may in its sole discretion condition the right of a Participant to exercise any portion of a partially vested Option for which the Committee has established an additional exercise period on the Participant's agreement to adhere to such conditions and stipulations which the Committee may impose, including, but not limited to, restrictions on the solicitation of employees or independent contractors, disclosure of confidential information, covenants not to compete, refraining from denigrating through adverse or disparaging communication, written or oral, whether or not true, the operations, business, management, products or services of the Company or its current or former employees and directors, including without limitation, the expression of personal views, opinions or judgements. The unvested Options of any Participant for whom the Committee has given an additional exercise period subject to such conditions subsequent as set forth in this Section 6(a)(iv)(D) shall be forfeited immediately upon a breach of such conditions.

               (E) Forfeiture for Gross Misconduct. Notwithstanding anything to the contrary herein, any Participant who engages in "Gross Misconduct", as defined herein, (including any Participant who may otherwise qualify for disability status) shall forfeit all outstanding, unexercised Options, whether vested or unvested, as of the date such Gross Misconduct occurs. For purposes of the Plan, Gross Misconduct shall be defined to mean (i) the Participant's conviction of a felony (or crime of similar magnitude in non-U.S. jurisdictions) in connection with the performance or nonperformance of the Participant's duties or (ii) the Participant's willful act or failure to act in a way that results in material injury to the business or reputation of the Company or employees of the Company.

               (F) Vesting. For purposes of the Plan, any reference to the "vesting" of an Option shall mean any events or conditions which, if satisfied, entitle a Participant to exercise an Option with respect to all or a portion of the shares covered by the Option. The complete vesting of an Option shall be subject to Section 6(a)(iv)(E) hereof. Such vesting events or conditions may be set forth in the Notice of Grant or otherwise be determined by the Committee.

          (b) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and or Restricted Stock Units to Participants with the following terms and conditions.

          (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, continued employment or director service over a specified period or the attainment of specified Performance Objectives (as defined in Section 6(e)(ii)(B)) or Performance Goals, in accordance with Section
               13), which restrictions may lapse separately or concurrently at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Notwithstanding the foregoing and except as provided in Section 8(a)(ii) below, (A) any Awards of Restricted Stock or Restricted Stock Units as to which the sole restriction relates to the passage of time and continued employment or director service must have a restriction period of not less than three years and (B) any Award not described in Clause (A) must have a restriction period of not less than one year subject, in the case of both (A) and (B), to the proviso to
               Section 6(b)(iii) below.

          (ii) Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of

               Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

          (iii) Termination. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, upon termination of employment or director service of a Participant for any reason during the applicable restriction period, all Restricted Stock and all Restricted Stock Units, or portion thereof, still subject to restriction shall be forfeited and reacquired by the Company; provided, however, that in the event termination of employment or director service is due to the death or disability of the Participant, the Committee may waive in whole or in part any or all remaining restrictions with respect to Restricted Stock or Restricted Stock Units.

          (c) Dividend Equivalents. The Committee may grant to Participants Dividend Equivalents under which the holders thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.

          (i) Termination. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, upon termination of the Participant's employment or director service for any reason during the term of a Dividend Equivalent, the right of a Participant to payment under a Dividend Equivalent shall terminate as of the date of termination; provided, however, that in the event the Participant's employment or director service terminates because of the death or disability of a Participant the Committee may determine that such right terminates at a later date.

          (d) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including without limitation securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law.

          (i) Consideration. If applicable, Shares or other securities delivered pursuant to a purchase right granted under this Section 6(d) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including without limitation cash, Shares, other securities, other Awards or other property, or any combination thereof, as the Committee shall determine; provided, however, that except in the case of Substitute Awards, no derivative security (as defined in Rule 16b-3) awarded hereunder may have an exercise price of less than 100% of Fair Market Value of a Share on the date of grant.

          (ii) Termination. In granting any Stock-Based Award pursuant to this
               Section 6(d) the Committee shall also determine what effect the termination of employment or director service of the Participant holding such Award shall have on the rights of the Participant pursuant to the Award.

          (e) General. The following general provisions shall apply to all Awards granted hereunder, subject to the terms of other sections of this Plan or any Award Agreement.

          (i) Award Agreements. Each Award granted under this Plan shall be evidenced by an Award Agreement which shall specify the relevant material terms and conditions of the Award and which shall be signed by the Participant receiving such Award, if so indicated by the Award.

          (ii) Performance Awards. Subject to the other terms of this Plan, the payment, release or exercisability of any Award, in whole or in part, may be conditioned upon the achievement of such Performance Objectives (as defined below) during such performance periods as are specified by the Committee. Hereinafter in this Section 6(e)(ii) the terms payment, pay, and paid also refer to the release or exercisability of a Performance Award, as the case may require.

               (A) Terms. The Committee shall establish the terms and conditions of any Performance Award including the Performance Objectives (as defined below) to be achieved during any performance period, the length of any performance period, any event the occurrence of which will entitle the holder to payment, and the amount of any Performance Award granted.

               (B) Performance Objectives. The Committee shall establish "Performance Objectives" the achievement of which shall entitle the Participant to payment under a Performance Award. Performance Objectives may be any measure of the business performance of the Company, or any of its divisions or Affiliates, including but not limited to the growth in book or market value of capital stock, the increase in the earnings in total or per share, or any other financial or non-financial indicator specified by the Committee.

               (C) Fulfillment of Conditions and Payment. The Committee shall determine in a timely manner whether all or part of the conditions to payment of a Performance Award have been fulfilled and, if so, the amount, if any, of the payment to which the Participant is entitled.

          (iii) Rule 16b-3 Six Month Limitations. To the extent required in order to render the grant of an Award, the exercise of an Award or any derivative security, or the sale of securities corresponding to an Award, an exempt transaction under Section 16(b) of the Securities Exchange Act of 1934 only, any equity security granted under the Plan to a Participant must be held by such Participant for at least six months from the date of grant, or in the case of a derivative security granted pursuant to the Plan to a Participant, at least six months must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings if any, assigned or attributed to them under Rule 16b-3.

          (iv) Limits on Transfer of Awards. No Award (other than Released Securities), and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (or, in the case of Awards that are forfeited or canceled, to the Company); and any purported assignment, sale, transfer, thereof shall be void and unenforceable against the Company or Affiliate. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant.

          (v) Exercisability. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order referred to above.

          (vi) No Cash Consideration for Awards. Awards may be granted for no cash consideration, or for such minimal cash consideration as the Committee may specify, or as may be required by applicable law.

          (vii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. Performance Awards and Awards which are not Performance Awards may be granted to the same Participant.

          (viii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash,

               Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

          (ix) Term of Awards. Except as provided in Sections 6(a)(ii) or 6(a)(iv), the term of each Award shall be for such period as may be determined by the Committee.

          (x) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Unrestricted certificates representing Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock, Restricted Stock Units or any other relevant Award promptly after such related Shares shall become Released Securities.

          SECTION 7. AMENDMENT AND TERMINATION OF AWARDS.

          Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the following shall apply to all Awards.

          (a) Amendments to Awards. Subject to Section 6(b)(i), the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, cancel or terminate, any Award heretofore granted without the consent of any relevant Participant or holder or beneficiary of an Award; provided, however, that no such amendment, alteration, suspension, discontinuance, cancellation or termination that would be adverse to the holder of such Award may be made without such holder's consent. Notwithstanding the foregoing, the Committee shall not amend any outstanding Option to change the exercise price thereof to any price that is lower than the original exercise price thereof except in connection with an adjustment authorized under Section 4(c).

          (b) Adjustments of Awards Upon Certain Acquisitions. In the event the Company or an Affiliate shall issue Substitute Awards, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Substitute Awards granted under the Plan.

          (c) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan or an Award Agreement.

          (d) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

          SECTION 8. ACCELERATION UPON A CHANGE OF CONTROL. In the event of a Change of Control (as defined in Section 8(b) below) the following shall apply:

          (a) Effect on Awards.

          (i) Options. In the event of a Change of Control, (1) all Options outstanding on the date of such Change of Control shall become immediately and fully exercisable without regard to any vesting schedule provided for in the Option.

          (ii) Restricted Stock and Restricted Stock Units. In the event of a Change of Control, all restrictions applicable to any Restricted Stock or Restricted Stock Unit shall terminate and be deemed to be fully satisfied for the entire stated restricted period of any such Award, and the total number of underlying Shares shall become Released Securities. The Participant shall immediately have the right to the prompt delivery of certificates reflecting such Released Securities.

          (iii) Dividend Equivalents. In the event of a Change of Control, the holder of any outstanding Dividend Equivalent shall be entitled to surrender such Award to the Company and to receive payment of an amount equal to the amount that would have been paid over the remaining term of the Dividend Equivalent, as determined by the Committee.

          (iv) Other Stock-Based Awards. In the event of a Change of Control, all outstanding Other Stock-Based Awards of whatever type shall become immediately vested and payable in an amount that assumes that the Awards were outstanding for the entire period stated therein, as determined by the Committee.

          (v) Performance Awards. In the event of a Change of Control, Performance Awards for all performance periods, including those not yet completed, shall immediately become fully vested and payable in accordance with the following:

               (A) Non-Financial Performance Objectives. The total amount of Performance Awards conditioned on nonfinancial Performance Objectives and those conditioned on financial performance shall be immediately payable (or exercisable or released, as the case may be) as if the Performance Objectives had been fully achieved for the entire performance period.

               (B) Financial Performance Objectives. For Performance Awards conditioned on financial Performance Objectives and payable in cash, the Committee shall determine the amount payable under such Award by taking into consideration the actual level of attainment of the Performance Objectives during that portion of the performance period that had occurred prior to the date of the Change of Control, and with respect to the part of the performance period that had not occurred prior to the date of the Change of Control, the Committee shall determine an anticipated level of attainment taking into consideration available historical data and the last projections made by the Company's Chief Financial Officer prior to the Change of Control. The amount payable shall be the present value of the amount so determined by the Committee discounted using a factor that is the Prime Rate as established by Chase Manhattan Bank, N.A. as of the date of the Change of Control.

          (vi) Determination Final. The Committee's determination of amounts payable under this Section 8(a) shall be final. Except as otherwise provided in Section 8(a)(1), any amounts due under this
               Section 8(a) shall be paid to Participants within 30 days after such Change of Control.

          (vii) Exclusion. The provisions of this Section 8(a) shall not be applicable to any Award granted to a Participant if any Change of Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act")) of Shares or other Company common stock or Company voting securities.

          (b) Change of Control Defined. "A Change of Control" shall be deemed to have occurred if:

          (i) there is an acquisition, in any one transaction or a series of transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership (within the meaning of Rule 13(d)(3) promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

          (ii) individuals who, as of March 1, 2003, constitute the Board (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to March 1, 2003 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14(a)(11) or Regulation 14A promulgated under the Exchange Act); or

          (iii) there occurs either (A) the consummation of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or (B) an approval by the stockholders of the Company of a complete liquidation of dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

          SECTION 9. AMENDMENT AND TERMINATION OF THE PLAN.

          Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan, including without limitation any such action to correct any defect, supply any omission or reconcile any inconsistency in the Plan, without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or Person; provided that any such amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award heretofore granted shall not be effective without the approval of the affected Participant(s); and provided further, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation or termination shall be made that would increase the total number of Shares available for Awards under the Plan, except as provided in
Section 4 hereof.

          SECTION 10. GENERAL PROVISIONS

          (a) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

          (b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

          (c) No Limit on Other Compensation Agreements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

          (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (e) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

          (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be that of an unsecured general creditor of the Company or any Affiliate.

          (h) No Fractional Shares. No fractional Share shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (i) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          SECTION 11. EFFECTIVE DATE OF THE PLAN.

          The Plan shall be effective as of the date of its approval by the Board of Directors of the Company.

          SECTION 12. TERM OF THE PLAN.

          No Award shall be granted under the Plan after October 29, 2013. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee hereunder to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

          SECTION 13. PARTICIPANTS SUBJECT TO SECTION 162(M).

          (a) Applicability. The provisions of this Section 13 shall be applicable to all Covered Awards. Covered Awards shall be made subject to the achievement of one or more preestablished Performance Goals, in accordance with procedures to be established by the Committee from time to time. Notwithstanding any provision of the Plan to the contrary, the Committee shall not, other than upon a Change of Control, have discretion to waive or amend such Performance Goals or to, except as provided in Section 4(c), increase the number of Shares subject to Covered Awards or the amount payable pursuant to Covered Awards after the Performance Goals have been established; provided, however, that the Committee may, in its sole discretion, reduce the number of Shares subject to Covered Awards or the amount which would otherwise be payable pursuant to Covered Awards; and provided, further, that the provisions of Section 8 shall override any contrary provision of this Section 13.

          (b) Certification. No shares shall be delivered and no payment shall be made pursuant to a Covered Award unless and until the Committee shall have certified in writing that the applicable Performance Goals have been attained.

          (c) Procedures. The Committee may from time to time establish procedures pursuant to which Covered Employees will be permitted or required to defer receipt of amounts payable under Awards made under the Plan.

          (d) Committee. Notwithstanding any other provision of the Plan, for all purposes involving Covered Awards, the Committee shall consist of at least two members of the Board of Directors, each of whom is an "outside director" within the meaning of Section 162(m).

Effective as of October 29, 2003

                                                                       EXHIBIT B
                                                                       ---------

                            CAS MEDICAL SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

          1. INTRODUCTION

          The CAS Medical Systems, Inc. Employee Stock Purchase Plan (the "Plan") is designed to provide Eligible Employees with the opportunity to own common stock ("Common Stock") in CAS Medical Systems, Inc. (the "Company") through a payroll-deduction based employee stock purchase plan, thereby stimulating Eligible Employees' interest in the growth and prosperity of the Company.

          The Plan is intended to be a qualified employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision thereto, and the Plan shall be construed in accordance with such purpose.


          2. ELIGIBLE EMPLOYEES

          An "Eligible Employee" is any person (i) who is an employee of the Company or a U.S. subsidiary of the Company designated as a "participating subsidiary" (each such entity being referred to as a "Participating Employer") by the Company's Compensation Committee (the "Committee") and (ii) who is customarily employed for at least twenty (20) hours a week as of the Initial Payroll Deduction Date (as defined below). An Eligible Employee shall be eligible to purchase Common Stock under this Plan in accordance with the terms of the Plan.

          Any provision of this Plan to the contrary notwithstanding, no otherwise Eligible Employee shall be granted a Purchase Right under this Plan:

                                    (a) if, immediately after the grant such
Eligible Employee would own shares and/or hold outstanding Purchase
Rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the company or any subsidiary of the Company; or

                                    (b) that  permits the  Eligible  Employee to
purchase more than $25,000 worth of Common Stock (or such greater amount as may be then permitted by Section 423, or any successor provision, of the Code), based on the Fair Market Value of the Shares determined at the time such Purchase Right is granted, for each calendar year in which such Purchase Rights are outstanding under all employee stock purchase plans of the Company and its subsidiaries; or

                                    (c) that permits the Eligible Employee to
purchase more than 1,500 shares during any Offering Period.

          An Eligible Employee who elects to participate as provided in Paragraph 4 shall be a referred to as a "Participant".


          3. OFFERING

          While the Plan is in effect, two Offering Periods shall commence in each calendar year, unless otherwise determined by the Committee. The Offering Periods shall consist of the six-month periods commencing on each January 1 and July 1, except that the first offering period shall, unless otherwise determined by the Committee, commence on July 1, 2004 and extend through December 31, 2004. The first day of the Offering Period shall be known as the "Offering Date".

          For each Offering Period, the last business day of the term of the Offering Period shall be the date of exercise (the "Purchase Date") unless the Committee determines otherwise. For each Offering, the purchase price per share of stock (the "Purchase Price" or "Exercise Price") will be the lower of the average of the high and low price of the Common Stock on the OTC Bulletin Board (the "Average Price") on (i) the Offering Date or (ii) the Purchase Date, less fifteen percent (15%) (the "Discount"). Notwithstanding the foregoing, the Committee may determine in its discretion and in advance of the commencement of the Offering Period that a smaller Discount shall apply. In no event shall the Committee determine a Purchase Price that is less than the lowest price that employee stock purchase plans are permitted to establish under Section 423 (or any successor provision) of the Code nor shall a Purchase Right granted under this Plan be exercisable for a period of time longer than that permitted under
Section 423 (or any successor provision) of the Code.

          The Committee shall in its discretion determine the terms and conditions under which each Offering shall be made and shall authorize and determine in advance of the Offering the aggregate number of shares of Common Stock that may be issued pursuant to each Offering. The Committee shall determine the exact number of shares of Common Stock utilized in each Offering and shall report such information to the Treasurer or his or her delegate. The terms of such Offering shall comply in all respects with Section 423 of the Code, including the Purchase Price and the duration of the exercise period for such Offering.

          Notice of each Offering will be given to Eligible Employees with full details as to the aggregate number of shares offered, the Purchase Price per share for the Offering, the restrictions on the maximum number of shares purchasable by the Participant with respect to each Offering Period, the amount of payroll deductions to be made, and any pro rata reduction required in accordance with Paragraph 5.

          Under the terms of this Plan, all Eligible Employees granted a Purchase Right pursuant to an Offering shall have the same rights and privileges with respect to such Purchase Right, except that the number of shares of Common Stock that may be purchased by any Eligible Employee will be based on his or her total Payroll Deductions during the Offering Period.


          4. PAYROLL DEDUCTIONS; PURCHASE OF COMMON STOCK

          An Eligible Employee may become a Participant in the Plan by filing on or before the Offering Date of an Offering a completed Stock Purchase form provided by the Company (i) authorizing Payroll Deductions (as described herein) and (ii) subscribing to purchase that number of shares of Common Stock purchasable based on the total Payroll Deductions deducted with respect to the Offering Period and the Purchase Price determined in accordance with Paragraph
3. Any such Stock Purchase form pursuant to this Paragraph 4 shall remain in effect for subsequent Offerings unless such Participant completes and files a new Stock Purchase form and Payroll Deduction authorization, which shall be applied only to future Offerings. A Participant may cancel his participation in any Offering in accordance with Paragraph 8.

          (a) Eligible Employees may elect to authorize their Participating Employer to make Payroll Deductions from Compensation in terms of either whole percentage amounts or whole dollar amounts (subject to any minimum percentage or dollar amount per payroll period that the Committee shall establish); provided, however, that no Payroll Deduction for any Offering Period shall exceed ten percent (10%) percent of a Participant's Compensation during the period that begins on the Offering Date and ends on the Purchase Date.

          "Compensation" shall mean a Participant's base salary earnings for the Offering Period, except that, with respect to Participants paid partially or entirely on commission, "Compensation" shall mean such Participant's Average Benefit Base Rate of compensation for the Offering Period. "Average Benefit Base Rate" shall equal an amount, determined by taking the prior year's year regular earnings from January 1 through August 31 of such year, plus commissions for the same period, divided by 8 and multiplied by the number of months in the Offering Period.

          (b) Unless the Committee shall specify otherwise, deductions shall begin in the first pay period commencing after the Offering Date (the "Initial Payroll Deduction Date"). All Payroll Deductions may be used by the Company for general corporate purposes. A separate bookkeeping account ("Book Account") shall be maintained by the Company for each Participant, and the amount of each Participant's Payroll Deductions shall be credited to such account. Except as provided in Paragraph 9, no interest shall be paid on the balance of the Employee's Book Account. Payroll Deductions shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

          (c) Unless the Committee shall specify otherwise, each Participant will be granted an allotment for the number of shares of Common Stock which are purchasable, computed as the aggregate Payroll Deduction designated by such Participant on such Participant's Stock Purchase form to be deducted during the term of the Offering divided by the Purchase Price (determined in accordance with Paragraph 3), subject to the provisions of Paragraph 5 below. If such amount does not result in a whole number of shares of Common Stock, the number of shares will be decreased to the next lowest whole number.

          (d) Unless an Employee exercises his right to cancel and makes a request of the Committee prior to the Purchase Date to withdraw his Book Account in cash, the amount of an Employee's Book Account shall automatically be used to exercise his Purchase Right on the Purchase Date. The Employee's Purchase Right will be exercised, in purchases of whole shares of Common Stock, to the extent of the amount in the Employee's Book Account; provided, however, the Employee is not limited in the exercise of his Purchase Right to the amount credited to his Book Account. The Employee may supplement the amount of his Book Account to exercise his Purchase Right (for the number of shares of Common Stock that the Employee had elected to purchase during the Offering Period pursuant to Paragraph 4) by paying cash and/or tendering Shares (if permitted) to the Plan Administrator.

          (e) Any Payroll Deductions not applied to the purchase of Shares on the Purchase Date (because not sufficient to purchase whole Shares) shall remain in the Participant's Book Account for the purchase of shares of Common Stock under the next Offering, unless such Participant withdraws from such next Offering, or is not eligible to participate in such Offering (including because of his premature disposition of Shares acquired under the Plan under subparagraph (f) below), in which case such amount shall be distributed in cash to the Participant after the Purchase Date without interest. Any Payroll Deductions not applied to the purchase of shares of Common Stock by reason of the limitation on the maximum number of Shares purchasable by an Employee on the Purchase Date shall be promptly returned in cash to the Employee without interest.

          (f) If a Participant Disposes of Shares acquired under this Plan prior to having held such Shares for a twelve (12) month period from the Purchase Date, then the Participant shall be ineligible to purchase additional shares under any Offering in effect as of the date of disposition, any Payroll Deductions taken with respect to the Offering Period for such Offering shall be returned in accordance subparagraph (e), and the Participant shall further be ineligible to participate in the purchase of Shares during the next succeeding Offering Period.


          5. OVERSUBSCRIPTIONS

          In the event the number of shares for which subscriptions are received exceeds the number of shares offered as determined under Paragraph 3, the number of shares allotted to each Participant will be proportionately reduced.


          6. RIGHTS AS A STOCKHOLDER

          A Participant will have none of the rights or privileges of a stockholder of the Company until the full purchase price of such Participant's shares has been paid and such shares of Common Stock have been issued to the Participant and recorded in the books of the Company (or its transfer agent).


          7. ISSUANCE OF STOCK

          Unless a Participant cancels such Participant's Purchase Right as provided below, it will be exercised and become an obligation to take the shares of Common Stock as of the Purchase Date. Within a reasonable time after the

Purchase Date, the number of shares purchased by a Participant, determined as provided in Paragraph 4, will be credited to such Participant.

          The shares will be issued in the name of the employee or, upon such employee's request, jointly in such employee's name and that of a family member as specified on such employee's Stock Purchase Registration form.

          The Committee, in its discretion, may impose restrictions on the transferability of shares of Common Stock acquired pursuant to this Plan, and may cause to be placed on all stock certificates, other evidences of ownership, legends or other indicators setting forth any such restrictions on transferability instructing the transfer agent to notify the Company of any transfer of such shares, and may require that any shares acquired pursuant to the Plan be held in the Participants' Book Accounts until the expiration of any restrictions. Such restrictions, if any, shall apply uniformly to all Participants with respect to any Offering.


          8. RIGHT TO CANCEL

          Prior to the final Payroll Deduction to be made pursuant to any Offering, a Participant may cancel all or any part of such Participant's right to purchase by filing a notice of cancellation with the Company. Promptly after the Company's receipt of such notice, the Participant will receive the Payroll Deductions then credited to his Book Account, without interest thereon. Rights to purchase which have been canceled pursuant to this Paragraph may not be reinstated at a later date. However, the Participant may participate with respect to future Offerings, provided he remains an Eligible Employee.


          9. TERMINATION OF EMPLOYMENT

          If a Participant (i) dies, (ii) retires on or after reaching age 55 with 10 years of service, or (iii) terminates due to disability (as defined in the Company's long-term disability plan) prior to such Participant's final Payroll Deduction for an Offering, such Participant or such Participant's legal representative may, within a period of three (3) months following the Participant's death or retirement either:

                        (a) cancel such Participant's Purchase Right and request payment in cash of the entire amount which has been deducted under the Plan plus interest as computed below, or

                        (b) receive the number of full shares of Common Stock which the Payroll Deductions will purchase, at the Purchase Price, and receive the balance, if any, in cash.

          Notice of choice between (a) and (b) above shall be given to the Company in writing and if such notice is not received within the prescribed period, the Company shall act in accordance with (a) above.

          If a Participant's employment is otherwise terminated, such Participant's only right will be to receive in cash the amount which has been deducted under the Plan, together with interest, calculated at the average passbook rate (or such other rate as the Committee shall determine), on the average balance of Payroll Deductions credited to such Participant's Book Account during the during the Offering Period up to the Participant's termination date.

          A Participant who remains an employee, but whose name is temporarily taken off the payroll because of leave of absence, temporary disability, temporary layoff, military service or for service with another organization to the mutual benefit of the Company and the employee, may cancel such Participant's right to purchase and receive the amounts accumulated to such Participant's credit, or make special arrangements to continue payments, or to suspend them. In the event that the Participant's Payroll Deductions are suspended pursuant to this paragraph, but the Participant nevertheless wishes to exercise his Purchase Right in full, then payment of the Purchase Price must be made not later than the Purchase Date.

          10. DESIGNATION OF BENEFICIARY.

          (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any from the Participant's Book Account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Book Account under the Plan in the event of such Participant's death during an Offering.

          (b) The Participant may change such beneficiary designation at any time by written notice to the Committee. In the event of the death of the Participant and in the absence of a validly designated, surviving, beneficiary under the Plan, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if none has been appointed, then to the surviving spouse of the Participant or, if none, to such other person as the Company may designate.


          11. RIGHTS NOT TRANSFERABLE

          No right under this Plan, other than stock issued pursuant to the terms of the Plan not otherwise subject to restrictions on transfer ("Released Stock"), shall be assignable, alienable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution. Each right under this Plan shall be exercisable during the Participant's lifetime only by the Participant, or, if permissible under applicable law, by the Participant's guardian or legal representative. No right hereunder (other than Released Stock) may be pledged, alienated, attached, or otherwise encumbered and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any affiliate.


          12. ADMINISTRATION

          The Plan shall be administered by the Compensation Committee (the "Committee") designated by the Board of Directors of the Company to administer the Plan, which committee shall be composed of persons then serving as Directors of the Company. The Committee shall have full authority to:

          (i) determine when and how Purchase Rights shall be granted and the provisions of each Offering of such Purchase Rights;

          (ii) designate from time to time which subsidiaries of the Company shall be eligible to participate in the Plan;

          (iii) construe and interpret the Plan and Purchase Rights granted under the Plan;

          (iv) establish rules for the administration of the Plan and make administrative decisions regarding the Plan; and

          (v) remedy any defect, or omission or inconsistency in the Plan in a manner and to the extent necessary or expedient to make the Plan fully effective.

          All designations, determinations, interpretations, and other decisions made by the Committee under or with respect to the Plan shall be final, conclusive, and binding upon all persons, including the Company, any affiliate, any Participant, any holder or beneficiary of any right of participation, and any employee of the Company or of any affiliate.

          The Committee may delegate any one or more of its administrative functions (other than those set forth in (i) and (ii) above) to any individual(s) of its choice, in which case the use of the term "Committee" when used in reference to such functions under the Plan shall refer to such delegate.

          13. ADJUSTMENT UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS.

          (a) In the event a stock dividend, extraordinary cash dividend, spin-off, split-up, combination, exchange of shares, merger, consolidation, reorganization, recapitalization, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust the maximum number of shares available under the Plan, the number and kind of shares subject to outstanding rights to purchase, and the terms relating to the purchase price with respect to such outstanding rights and take such other actions as the Committee, in its opinion, deems appropriate under the circumstances.

          (b) In the event of a Corporate Transaction, then (i) any surviving or acquiring entity may continue or assume the Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring entity does not assume such Purchase Rights or substitute similar rights for Purchase Rights outstanding under the Plan, then the Participants' accumulated Payroll Deductions shall be used to purchase shares of Common Stock immediately prior to the Corporate Transaction under the then ongoing Offering, and the Participants' Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.


          14. AMENDMENT OR TERMINATION

          The Board of Directors of the Company may, from time to time amend, suspend or discontinue this Plan for the purpose of meeting any changes in legal requirements or for any other purpose permitted by law; provided however that shareholder approval will be required for any amendment that (i) increases the number of shares of Common Stock that can be issued under the Plan (except for any adjustment authorized in Paragraph 12(a), or (ii) changes the corporations whose employees may be offered Purchase Rights under the Plan (except for changes authorized in Paragraph 2(i). The Committee may also amend or alter the Plan from time to time in a manner not inconsistent with the Board's power to amend, suspend or discontinue the Plan.


          15. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHAREHOLDER APPROVAL

          (a) The number of shares of Common Stock that may be purchased through the exercise of Purchase Rights under the Plan shall not exceed one hundred fifty-thousand (150,000) shares. The shares subject to purchase under the Plan may consist, in whole or in part, of authorized but unissued shares, not reserved for any other purpose, or shares acquired by the Plan Administrator in the market. If any Purchase Right or portion thereof terminates for any reason without being exercised, then the shares not purchased under such Purchase Right shall again become available for issuance under the Plan.

          (b) The Plan will be submitted for the approval of the Company's shareholders within twelve (12) months before or after the Effective Date. No Purchase Rights may be exercised prior to such shareholder approval. If Company shareholders do not grant such approval, this Plan shall be rendered void and without effect and any Payroll Deductions collected from Participants shall be refunded.


          16. DEFINITIONS

          Whenever used herein, the following terms shall have the respective meanings set forth below:

"Board" means the Board of Directors of the Company. Any power reserved to the Board hereunder may be exercised by the Committee or by any other duly authorized committee of the Board that the Board may designate from time to time.

"Committee" means the Executive Compensation and Development Committee, or a successor committee, appointed by the Board in accordance with Paragraph 12.

"Company" means CAS Medical Systems, Inc. and any successor thereto.

"Corporate Transaction" means the occurrence, in a singe transaction or in a series of related transactions of any one or more of the following events:

            (i) a sale, lease, license or other disposition of all or substantially all of the assets of the Company;

            (ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

            (iii) a merger, consolidation or similar transaction following which the Company is the surviving corporation, but the shares of Common Stock outstanding immediately preceding such transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of cash, securities, or otherwise; or

            (iv) a merger, consolidation or similar transaction following which the Company is not the surviving corporation.

"Disposes" means, for purposes of Paragraph 4(f), any sale or disposition of Shares or the withdrawal of Shares from the Book Account maintained for a Participant by the Plan Administrator.

"Effective Date" means July 1, 2004.

"Fair Market Value" means, on any date, the average of the high and the low price of a share of Common Stock as reported on the OTC Bulletin Board, or any other established stock exchange on which the Common Stock is traded.

"Offering" means the grant to Eligible Employees of Purchase Rights to purchase shares of Common Stock under the Plan.

"Offering Date" means the date selected by the Committee for an Offering to commence, which unless otherwise specified by the Committee shall be January 1 and July 1 of each year. The Offering Date shall be the date on which the Purchase Right is granted in accordance with Treasury Regulation Section 1.421-7(c)(1).

"Plan Administrator" means the Committee, unless the Committee has delegated the particular administrative function to another person in accordance with Paragraph 12, in which case "Plan Administrator" shall refer to that person as regards that particular function.

"Purchase Date" means the date on which Purchase Rights granted under the Plan shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

"Purchase Right" means a right to purchase shares of Common Stock granted pursuant to the Plan.


Dated as of February 19, 2004

                            CAS MEDICAL SYSTEMS, INC.

              44 East Industrial Road, Branford, Connecticut 06405 This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Louis P. Scheps and Jeffery A. Baird as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse, all the shares of Common Stock of CAS MEDICAL SYSTEMS, INC. (the "Company") held of record by the undersigned on April 16, 2004, at the Annual Meeting of Stockholders to be held on June 2, 2004, or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                           CAS MEDICAL SYSTEMS, INC.

                                  JUNE 2, 2004



                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                            ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE!



.......Please detach along perforated line and mail in the envelope provided.....

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------
1.  Election of Directors.

[_]  FOR ALL NOMINEES                          NOMINEES:

[_]  WITHOLD AUTHORITY FOR ALL NOMINEES        [_]  Louis P. Scheps
                                               [_]  Lawrence S. Burstein
[_]  FOR ALL EXCEPT                            [_]  Jerome Baron
     (See Instructions Below)                  [_]  Saul S. Milles, M.D.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withold, as shown here [X]
--------------------------------------------------------------------------------

2. To approve the CAS Medical Systems, Inc. 2003 Equity Incentive Plan.

            FOR          AGAINST          ABSTAIN
            [_]            [_]              [_]

3. To approve the CAS Medical Systems, Inc. Employee Stock Purchase Plan.

            FOR          AGAINST          ABSTAIN
            [_]            [_]              [_]

4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company's fiscal year ending December 31, 2004.

            FOR          AGAINST          ABSTAIN
            [_]            [_]              [_]

5. To transact such other business as may properly come before the annual meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4. Please sign exactly as name appears on the left.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that      [_]
changes to the registered name(s) on the account may not be submitted via this method.


SIGNATURE OF STOCKHOLDER_________________________________   DATE_______________

SIGNATURE OF STOCKHOLDER_________________________________   DATE_______________

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.